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                                                                   EXHIBIT 10.17

                   [DTI - DIGITAL TELEPORT, INC. LETTERHEAD]


                                  February 7, 1997




Mr. Tom Dollus,
Asst.  Division Engineer - Traffic Division
MO. DEPARTMENT OF TRANSPORTATION
105 W. Capitol Avenue
Jefferson City, MO 65102

                              re: Extension of Schedule Phase 1, 2 & 3
                                     completion dates of the "Fiber Optic Cable on the Freeways in Missouri" Agreement, dated July 29, 1994

Dear Mr. Dollus:

Pursuant to paragraph (2) of the "Third Amendment" executed by the parties on October 9th, 1996, please herein find a request for a "Revised Schedule" of dates for completion of the phases of the project. The amended dates for completion are as follow:


                        Phase One:    September 30, 1997

                        Phase Two:    July 31, 1998

                        Phase Three:  December 31, 1998


Indicate the acceptance of the revised completion dates on behalf of MHTC and return three executed copies to us. Thank you for your cooperation in this matter.






         11111 Dorsett Rd. - St. Louis, Missouri 63043 - (314) 253-6600
                               Fax (314) 253-6699
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                                                                        02/07/97


DIGITAL TELEPORT, INC.


By:     /s/ Richard D. Weinstein
        ------------------------------

Title:  President
        ------------------------------

Dated:  February 7, 1997
        ------------------------------




ACCEPTED BY:


MISSOURI HIGHWAY AND TRANSPORTATION
COMMISSION


By:      /s/ Gary Chullino
         ----------------------------------------

Title:   Deputy Chief Engineer
         ----------------------------------------

Dated:   February 13, 1997
         ----------------------------------------


APPROVED AS TO FORM:

         /s/ Robert M. Hibbs
-----------------------------------------
          Assistant Counsel


ATTEST

        /s/ Mari Ann Winters
-----------------------------------------
     Secretary to State Highway &
      Transportation Commission